SECURITIES AND EXCHANGE COMMISSION

                     WASHINGTON, D.C. 20549

                            FORM 8-K

                         CURRENT REPORT



             Pursuant to Section 13 or 15(d) of the
                Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) June 16, 1997





                           CPI CORP.
________________________________________________________________
  (exact name of registrant as specified in its charter)



    Delaware                  0-11227              43-1256674
________________________________________________________________
(State or other jurisdiction (Commission file   (IRS Employer
 of incorporation)             Number)       Identification No.)




1706 Washington Avenue, St. Louis, Missouri        63103-1790
________________________________________________________________
(Address of principal executive offices)            (Zip code)




Registrants's telephone number, including area code (314)231-1575
_________________________________________________________________




_________________________________________________________________
(Former name or former address, if changes since last report.)

ITEM 5.  OTHER EVENTS



     A.) On June 16, 1997, the Company prepaid the $55.0 million balance of its existing $60.0 million Senior Notes and privately placed new Senior Notes in the amount of $60.0 million (the Note Agreement) with two insurance companies. The notes,issued pursuant to the Note Agreement, mature over a ten-year period with an average maturity of seven-years and with the first principal payment due on the fourth anniversary of the agreement. Interest on the notes is payable semi-annually at an average rate of 7.46%. The
          Note Agreement requires the Company maintain certain financial ratios and comply with certain restrictive covenants.

     B.) On June 16, 1997, the Company terminated its existing $60.0 million revolving credit agreement and entered into a new $40.0 million revolving credit agreement (the "Credit Agreement") with three domestic banks.
          The Credit Agreement, which will expire on June 16, 2000, has a variable interest rate charged at LIBOR plus the applicable margin rate of 0.50% to 1.25%, or federal funds rate plus applicable margin rate of 0.50% to 1.25% or prime rate. A commitment fee of 0.125% to 0.25% per annum (which is based on the ratio of consolidated debt to EBITDA), is payable on the unused portion of the Credit Agreement. The Company is not required to maintain compensating balances in connection with the Credit Agreement and has substantially the same financial covenants with the Credit Agreement as those set forth in the Company's $60.0 million Note Agreement.

                    PART II.  OTHER INFORMATION

Item 6(a)     Exhibits

Exhibit 10 - Material Contracts *


(10.5)       $60 Million Note Purchase Agreement
             with The Prudential Insurance Company of
             America and The Guardian Life Insurance
             Company of America

(10.6)       $40 Million Revolving Credit Agreement
             with Mercantile Bank of St. Louis National
             Association, Harris Trust and Savings Bank and the Sumitomo Bank, Limited


* Portions of these exhibits have been omitted and separately filed with the Securities and Exchange Commission under a request for confidential treatment pursuant to Rule 24b-2.


                           SIGNATURE




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                          CPI CORP.
                                        (Registrant)





                             /s/  Barry Arthur
                                  ----------------------------
                                  Barry Arthur
                                  Authorized Officer and
                                  Principal Financial Officer



Dated:  June 30, 1997

                         EXHIBIT INDEX

PART II.  OTHER INFORMATION

Item 6(a)     Exhibits

Exhibit 10 - Material Contracts *


(10.5)       $60 Million Note Purchase Agreement
             with The Prudential Insurance Company of
             America and The Guardian Life Insurance
             Company of America

(10.6)       $40 Million Revolving Credit Agreement
             with Mercantile Bank of St. Louis National
             Association, Harris Trust and Savings Bank and the Sumitomo Bank, Limited




* Portions of these exhibits have been omitted and separately filed with the Securities and Exchange Commission under a request for confidential treatment pursuant to Rule 24b-2.
